UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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The Williams Companies, Inc.

(Name of Registrant as Specified In Its Charter)

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On April 6, 2016, The Williams Companies, Inc. (“Williams”) issued a press release that discussed the proposed business combination transaction with Energy Transfer Equity, L.P. (“ETE”). Below is a copy of such release. Also included below is an email sent on April 6, 2016 to all employees of Williams by Alan Armstrong, the President and Chief Executive Officer of Williams, that discusses the proposed business combination transaction with ETE.

WILLIAMS COMMENCES LITIGATION AGAINST ETE AND KELCY WARREN TO PROTECT STOCKHOLDER RIGHTS

Williams Board Unanimously Committed to Enforcing Its Rights Under the Merger Agreement and to Delivering the Benefits of the Merger Agreement to its Stockholders

TULSA, Okla. – April 6, 2016 – The Williams Companies, Inc. (NYSE: WMB) (“Williams” or “WMB”) today announced that it has commenced litigation against Energy Transfer Equity, L.P. (NYSE: ETE) (“ETE”) and Kelcy Warren in response to the private offering of Series A Convertible Preferred Units that ETE disclosed on March 9, 2016. The litigation against ETE in the Delaware Court of Chancery seeks to unwind the private offering of Series A Convertible Preferred Units. The litigation against Kelcy Warren in the district court of Dallas County, Texas, is for tortious, or wrongful, interference with the merger agreement executed on September 28, 2015 as a result of the private offering of Series A Convertible Preferred Units.

The Williams Board issued the following statement:

The Williams Board is unanimously committed to enforcing its rights under the merger agreement entered into with ETE on September 28, 2015 and to delivering the benefits of the merger agreement to Williams’ stockholders. ETE has no basis to avoid its obligations under the merger agreement.

Williams has reviewed ETE’s private offering of convertible preferred units and concluded it is a breach of the merger agreement. Among other things, the offering provides select ETE investors with preferential treatment on ETE distributions.

Williams has commenced litigation to protect the interests of its stockholders. The litigation is intended to ensure that Williams’ stockholders will receive the consideration to which they are entitled under the merger agreement.

Williams is committed to mailing the proxy statement, holding the stockholder vote and closing the transaction as soon as possible.

Williams remains committed to working with ETE to ensure the financial strength of the combined company, provided that all ETE and Williams investors are treated fairly and equitably. Williams looks forward to completing the transaction and delivering its benefits to the Company’s stockholders.

The Williams Board has not changed its recommendation “FOR” the merger agreement executed on September 28, 2015. In addition to the receipt of Williams’ stockholder approval, the transaction remains subject to other customary closing conditions. Integration planning is underway. The transaction is expected to close in the second quarter of 2016.

Williams (NYSE: WMB) is a premier provider of large-scale infrastructure connecting North American natural gas and natural gas products to growing demand for cleaner fuel and feedstocks. Headquartered in Tulsa, Okla., Williams owns approximately 60 percent of Williams Partners L.P. (NYSE: WPZ), including all of the 2 percent general-partner interest. Williams Partners is an industry-leading, large-cap master limited partnership with operations across the natural gas value chain from gathering, processing and interstate transportation of natural gas and natural gas liquids to petchem production of ethylene, propylene and other olefins. With major positions in top U.S. supply basins and also in Canada, Williams Partners owns and operates more than 33,000 miles of pipelines system wide – including the nation’s largest volume and fastest growing pipeline – providing natural gas for clean-power generation, heating and industrial use. Williams Partners’ operations touch approximately 30 percent of U.S. natural gas.

Forward-looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the Registration Statement on Form S-4, filed with the SEC on November 24, 2015, as amended on January 12, 2016, on March 7, 2016 and on March 23, 2016 (the “Form S-4”) and in the most recent Annual Report on Form 10-K for each of Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Partners, L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco, LP (“SUN”), WMB and WPZ filed with the U.S. Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Form S-4 and in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Form S-4 and in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE, Energy Transfer Corp LP (“ETC”) and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under HSR and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain Williams’, WPZ’s, ETP’s, SXL’s and SUN’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither ETE nor Williams undertakes any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposed business combination between ETE and Williams. In furtherance of this proposed business combination and subject to future developments, ETE, ETC and Williams have filed a registration statement on Form S-4 with the SEC and other documents related to the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by ETE, ETC and Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

Contact:

Investor Relations:

John Porter, 918-573-0797 (office)

Brett Krieg, 918-573-4614

or

Media Relations:

Lance Latham, 918-573-9675

or

Joele Frank, Wilkinson Brimmer Katcher

Dan Katcher / Andrew Siegel / Dan Moore

212-355-4449

Colleagues,

This morning, Williams announced that we have filed litigation against ETE and Kelcy Warren in response to the private offering of Series A Convertible Preferred Units that ETE disclosed on March 9, 2016. I am writing to provide some context around what this action means for Williams and our employees. A copy of the press release we issued this morning is attached.

First and foremost, the Williams Board is unanimously committed to enforcing the Williams stockholder rights under the merger agreement entered into with ETE on September 28, 2015.

We reviewed ETE’s private offering and concluded it is a breach of the merger agreement. Among other things, the offering provides select ETE investors with preferential treatment on ETE distributions. The litigation is entered into to protect the Williams stockholder rights as established under the merger agreement.

I recognize the originally proposed merger timeframe has been delayed and acknowledge the uncertainty that this brings. However, I can’t stress enough the importance of each one of us remaining focused on our roles and doing the best job we can in the safest possible manner.

I want to further emphasize that the Board’s actions to protect stockholder rights has no impact on our operations, or on the fantastic work you all do every day. For those of you engaged in our integration work with ETE, those activities are continuing and we appreciate your efforts.

I know that recent news associated with the pending transaction has caused increased speculation in the media and from others. I assure you that we will communicate additional details when we are able to do so. Because speculation is likely to continue, it is important that we continue to speak with one voice. Accordingly, please forward any calls you may receive from the media to Lance Latham at 918-573-9675 and any calls from financial analysts or investors to John Porter at 918-573-0797.

Thanks for your continued commitment and dedication.

Alan

Forward-looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the Registration Statement on Form S-4, filed with the SEC on November 24, 2015, as amended on January 12, 2016, on March 7, 2016 and on March 23, 2016 (the “Form S-4”) and in the most recent Annual Report on Form 10-K for each of Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Partners, L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco, LP (“SUN”), WMB and WPZ filed with the U.S. Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Form S-4 and in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Form S-4 and in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE, Energy Transfer Corp LP (“ETC”) and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under HSR and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain Williams’, WPZ’s, ETP’s, SXL’s and SUN’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither ETE nor Williams undertakes any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposed business combination between ETE and Williams. In furtherance of this proposed business combination and subject to future developments, ETE, ETC and Williams have filed a registration statement on Form S-4 with the SEC and other documents related to the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by ETE, ETC and Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

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